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                                                                    EXHIBIT 23.4

                                     [LOGO]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated February 6, 1998 included in Advanced Energy Industries, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

                                          /s/ ARTHUR ANDERSEN LLP

Denver, Colorado
September 1, 1998